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                                                                    EXHIBIT 10.1

                                                               November 23, 2004

UTi WORLDWIDE INC.
9 Columbus Centre, Pelican Drive
Road Town, Tortola
British Virgin Islands

      Re:   REGISTRATION RIGHTS AGREEMENT

Ladies and Gentlemen:

      Supply Solutions Limited ("SSL"), a British Virgin Islands corporation, proposes to merge (the "MERGER") with United Service Technologies Limited ("UNISERV") as set forth in the plan of merger (the "PLAN OF MERGER") in terms of the International Business Act 1984 (Cap 291) of the British Virgin Islands. In connection with the Merger, SSL will enter into certain Credit Agreements (collectively, the "CREDIT FACILITIES"), each dated as of November 23, 2004, between SSL and each of the dealers separately identified to UTi (as defined below) by Uniserv (together, the "DEALERS"). Upon the consummation of the Merger, Uniserv will assume all the obligations under the Credit Facilities and the Dealers, subject to the conditions set forth therein, will make certain loans (collectively, the "LOANS") thereunder in order to provide certain funds for the Merger.

      Among the conditions precedent set forth in the Credit Facilities prior to the making any of the Loans, are that Uniserv shall have (i) entered into certain collar transactions (the "COLLARS") between itself and each of the Dealers relating to ordinary shares, no par value per share (the "SHARES"), of UTi Worldwide Inc. ("UTi"), (ii) satisfied the collateral requirements under the Credit Facilities by, among other things, pledging the aggregate number of Shares underlying the Collars, which such number of Shares will not exceed 6,621,188 Shares, or up to 7,613,217 Shares if the Dealers exercise their option to increase the size of the Collars as set forth therein (such amount, as it may be increased, (collectively, the "NUMBER OF SHARES") and (iii) consummated transactions relating to the Offered Shares (as defined below), as described in the next succeeding paragraph. It is expected that Uniserv will satisfy the collateral requirement described in clause (ii) of the preceding sentence by pledging the requisite amount of Shares out of approximately 9,269,345 Shares that Uniserv currently owns.

      In order to hedge the Dealers' exposure under the Collars, the Dealers intend to borrow Shares from either (i) unaffiliated third party lenders and/or
(ii) Union-Transport Holdings Inc., PTR Holdings Inc., Mr. Matthys J. Wessels or an entity wholly owned by him, Mr. Alan C. Draper (collectively, the "AFFILIATED LENDERS") each of which is currently an "affiliate" of UTi within the meaning of Rule 144 promulgated under the Securities Act. The aggregate amount of such

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borrowed Shares will be equal to the Number of Shares (such borrowed shares described in clauses (i) and (ii) of the preceding sentence, the "HEDGE SHARES") and the Dealers intend to sell the Hedge Shares in transactions registered under the Securities Act. A portion of the Hedge Shares will be underwritten by the Dealers or their affiliates (in such capacity, collectively, the "UNDERWRITERS") in a fixed price underwritten offering under the Securities Act (the "OFFERED SHARES") and the remaining portion will be sold in transactions that are not fixed price underwritten offerings (the "ADDITIONAL SHARES").

      For other good and valuable consideration the sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound, enter into this agreement (this "AGREEMENT").

      SECTION 1 . Definitions.

      As used in this Agreement, the following defined terms shall have the following meanings.

      "BUSINESS DAY" means a day that, in The City of New York, is not a day on which banking institutions are authorized or required by law or regulation to close.

      "AFFILIATED LENDERS" has the meaning set forth in the introductory paragraphs hereto.

      "COLLARS" has the meaning set forth in the introductory paragraphs hereto.

      "COMMISSION" means the U.S. Securities and Exchange Commission.

      "COMMITTED AVAILABILITY DATE" means the date that is fifteen months from the Offered Shares Closing Date.

      "DEALERS" has the meaning set forth in the introductory paragraphs hereto.

      "DELAY PERIOD" means the period of time determined in good faith by UTi's board of directors during which UTi would be required to disclose in the Registration Statement or Prospectus, or any amendment or supplement thereto, material non-public information, including, but not limited to, a pending or contemplated acquisition or merger or other transaction or similar event and UTi's board of directors determines in good faith that it has a bona fide business purpose for keeping confidential and non-public such information or the disclosure of such information could have a detrimental effect on UTi; provided that in no event will any such Delay Period (i) commence or be continuing during the 5 Trading Day period beginning on the Offered Shares Closing Date, and (ii) exceed, in the aggregate with all prior Delay Periods, a period of time such that the number of days from the Offered Shares Closing Date to and including the

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Committed Availability Date on which the Registration Statement and Prospectus was available to the Dealers for sales of Additional Shares (excluding the period set forth in clause (i) of the definition) is less than, in the aggregate, (x) eight calendar weeks and (y) 10 Trading Days for every Trading Day during the period beginning on the sixth Trading Day following the Offered Shares Closing Date to and including the tenth Trading Day following the Offered Shares Closing Date on which the Registration Statement and Prospectus were unavailable to the Dealers for sales of Additional Shares.

      "EFFECTIVENESS END DATE" means the earlier to occur of: (i) the date when the Underwriters have disposed of the Offered Shares and the Dealers have sold the Additional Shares, in each case under the Registration Statement and (ii) March 31, 2005, subject to extension as set forth in Section 2(c) below.

      "EFFECTIVENESS PERIOD" has the meaning set forth in Section 2(b) hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "HEDGE SHARES" has the meaning set forth in the introductory paragraphs hereto.

      "OFFERED SHARES CLOSING DATE" means the date the sale of Offered Shares (without giving effect to any over-allotment option) is consummated.

      "PROSPECTUS" means the prospectus relating to (i) the short sale of the Hedge Shares and (ii) if the Hedge Shares are borrowed from any Affiliated Lender, such borrowing from such Affiliated Lender and short sale of such Hedge Shares, in each case that is included in the Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

      "RELEVANT EXCHANGE" means the principal United States national securities exchange or automated quotation system on which the Shares are listed or quoted.

      "REGISTRATION STATEMENT" means a registration statement on Form S-3 filed with the Commission pursuant to Rule 415 under the Securities Act, which registration statement shall provide for the public sale of the Hedge Shares, in each case as provided for herein and under the methods of distribution described in the relevant Prospectus for the Hedge Shares.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SHARES" has the meaning set forth in the introductory paragraphs hereto.

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      "TRADING DAY" means any day on which the Relevant Exchange is scheduled to open the trading for its regular trading session, other than any day (i) on which the Relevant Exchange fails to open for trading during its regular trading session or closes prior to its scheduled closing time, (ii) on which any systems disruption event that materially interrupts or impairs the ability of the market participants in general to effect transactions in, or obtain market values for, the Shares on the Relevant Exchange or (iii) on which any suspension or limitation imposed on trading, by the Relevant Exchange or otherwise, relating to the Shares on the Relevant Exchange.

      "UNDERWRITING AGREEMENT" has the meaning set forth in Section 3(b)(ii)(A) hereof.

      "UNDERWRITERS" has the meaning set forth in the introductory paragraphs hereto.

      "UTi" has the meaning set forth in the introductory paragraphs hereto.

      SECTION 2 . Shelf Registration.

      (a) Registration Statement. On the date hereof, UTi shall make the initial filing with the Commission under the Securities Act of the Registration Statement in a form that was reviewed by Uniserv, the Dealers, the Underwriters and their respective counsel. As required by Section 3(a)(iii), UTi will use its commercially reasonable efforts to file with the Commission any pre-effective amendments to such Registration Statement. UTi shall use its commercially reasonable efforts to cause the Registration Statement, as amended, to be declared effective by the Commission as soon as practicable after consummation of the Merger but in no circumstances later than January 3, 2005 (subject to any review by the Commission).

      (b) Continuous Effectiveness. UTi shall use its commercially reasonable efforts to keep the Registration Statement continuously effective, supplemented and amended as required by the provisions of this Agreement to the extent necessary to ensure that (1) it is available for public sales by the Underwriters of the Offered Shares, (2) it is available for sales by the Dealers of the Additional Shares and (3) it conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from to time, for a period (the "EFFECTIVE PERIOD") beginning on the date of effectiveness of the Registration Statement and ending on the Effectiveness End Date.

      (c) Deferral. Notwithstanding anything to the contrary contained in this Agreement, only after the Offered Shares Closing Date, UTi shall be permitted, by notice to Uniserv and the Dealers, to defer its obligation to keep the Registration Statement continuously effective, supplemented and amended as

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required by this Agreement, and to suspend the effectiveness and use of the
Registration Statement or suspend sales of Shares pursuant to the Registration Statement, during any Delay Period. In addition, UTi shall not be required to prepare any financial statements for inclusion or incorporation by reference in the Registration Statement, or any amendment or supplement thereto, prior to the time period such financial statements would otherwise be required to be filed with the Commission. If (x) any such Delay Period occurs, or (y) for any reason the Prospectus and Registration Statement are not available to the Dealers for the sale of Additional Shares (except in the case of clause (y), if the unavailability of the Prospectus or Registration Statement is due to a failure by Uniserv, the Dealers, the Underwriters or any Affiliated Lender to provide information to be included in such Prospectus or Registration Statement in accordance with the provisions of this Agreement, the Underwriting Agreement or any registration rights agreement or similar agreement entered into between UTi and the Affiliated Lenders), therein each date specified in clause (ii) of the Effectiveness End Date shall be extended by the period of such Delay Period or for such period that the Prospectus and Registration Statement was not available to the Dealers for the sale of Additional Shares.

      (d) Preliminary Prospectus. UTi shall use its commercially reasonable efforts to print and make available to the Underwriters a preliminary supplemental prospectus in such quantities and on such date as will enable the Underwriters to prepare for, attend and host meetings with prospective purchasers of the Offered Shares. Such date to be no later than the date on which the Underwriters and UTi commence management meetings in preparation to attend and host such meetings with prospective purchasers.

      (e) Further Assurances. Uniserv, the Dealers and the Underwriters agree not to use the Registration Statement or Prospectus for any purpose other than pursuant to the transactions described in the first three introductory paragraphs of this Agreement.

      SECTION 3 . Registration of the Hedge Shares.

      (a) UTi covenants and agrees with Uniserv for the benefit of the Dealers (subject to Section 10) as follows:

            (i) From the date hereof until the end of the Effectiveness Period, prior to amending or supplementing the Registration Statement or the related Prospectus, UTi shall furnish to Uniserv and the Dealers for review a copy of each such proposed amendment or supplement, and UTi shall not file any such proposed amendment or supplement without the consent of Uniserv and the Dealers, which consent shall not be unreasonably withheld or delayed.

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            (ii) From the date hereof until the end of the Effectiveness Period,
      UTi shall promptly advise Uniserv and the Dealers in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission regarding the Registration Statement, (B) of the time and date of any filing of any post-effective amendment to such Registration Statement or any amendment or supplement to any related preliminary prospectus or the related Prospectus, (C) of the time and date that any post-effective amendment to such Registration Statement becomes effective, (D) of the occurrence of any event or the existence of any condition as a result of which it is necessary to amend or supplement the related Prospectus so that such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser of Hedge Shares, not misleading, and (E) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any related preliminary prospectus or the related Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from the Relevant Exchange, or of the threatening or initiation, in each case, in writing of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, UTi shall use its commercially reasonable efforts to obtain the lifting of such order as soon as practicable. Additionally, UTi agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its commercially reasonable efforts to confirm that any filings made by UTi under such Rule 424(b) were received in a timely manner by the Commission.

            (iii) Subject to Section 2(c), if, during the period from the date hereof to the end of the Effectiveness Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the related Prospectus or Registration Statement, including by means of a pre-effective amendment to the Registration Statement, so that such Prospectus or Registration Statement, as applicable, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser of Hedge Shares, not misleading, or if in the reasonable opinion of UTi, Uniserv or the Dealers it is otherwise necessary to amend or supplement such Prospectus or Registration Statement, as applicable, to comply with law, UTi agrees to use commercially reasonable efforts to promptly prepare, file with the Commission and furnish to Uniserv and the Dealers amendments or

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      supplements to such Prospectus or Registration Statement, as applicable, so that the Prospectus or Registration Statement, as applicable, as so amended or supplemented, (i) will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser of Hedge Shares, not misleading, or (ii) otherwise complies with law, as applicable.

            (iv) UTi shall use its commercially reasonable efforts to file, on a timely basis, with the Commission and the Relevant Exchange all reports and documents required to be filed under the Exchange Act or the rules of the Relevant Exchange.

      (b) Registration Procedures.

            (i) Subject to Section 2(c) hereof, during the Effectiveness Period, UTi shall as promptly as practicable following demand by Uniserv or the Dealers (subject to Section 10) (but in no event later than seven Business Days following such demand) use its commercially reasonable efforts to:

                  (A) if required by applicable law, to file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Dealers are named as selling securityholders in the Registration Statement and the related Prospectus in such a manner as to permit the Underwriters to deliver such Prospectus to purchasers of the Hedge Shares and Dealers to deliver such Prospectus to purchasers of the Additional Shares in accordance with applicable law (provided that the Dealers shall provide UTi all information with respect to the Dealers or the Collars and Uniserv shall provide UTi all information with respect to itself, the Loans and the Merger, in all cases as required by the rules and regulations promulgated by the Commission to be included in the Registration Statement) and, if UTi shall file a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

                  (B) provide Uniserv and the Dealers copies of any documents filed pursuant to clause (A) above; and

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                  (C) notify Uniserv and the Dealers as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to clause (A) above.

            (ii) Subject to Section 2(c) hereof, in connection with the sale of Hedge Shares by the Dealers and the Underwriters pursuant to the Registration Statement and any related Prospectus, UTi shall use its commercially reasonable efforts to (and for purposes of subparagraph (A), UTi, Uniserv and the Underwriters shall):

                  (A) in good faith, negotiate the form of an underwriting
            agreement among UTi, Uniserv, the Dealers and the Underwriters (the "UNDERWRITING AGREEMENT"), no later than December 15, 2004, provided that the form of Underwriting Agreement shall be satisfactory to each of the parties thereto in their sole discretion and shall contain provisions in the form attached as Annex A hereto with such changes as are satisfactory to all the parties thereto in their sole discretion and will include provisions for delivery of opinions and comfort letters to the Underwriters in a form to be satisfactory to each of the parties thereto in their sole discretion and provided, further, that following December 15, 2004, the form of an Underwriting Agreement shall be subject to change directly related to (i) the completion of a customary due diligence review in scope and with results satisfactory to the Underwriters and (ii) any change in transaction structure;

                  (B) enter into the Underwriting Agreement referred to in
            subparagraph (A); provided that any change made to the Underwriting Agreement pursuant to the second proviso in subparagraph (A) above shall be reasonably satisfactory to UTi in its sole discretion;

                  (C) cause the Prospectus to be supplemented by any required
            Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rule 424 and Rule 430A under the Securities Act;

                  (D) cause to be delivered by Deloitte & Touche LLP,
            independent public or certified public accountants for UTi, accountants' "comfort" letters to the Underwriters and Dealers on the date of the Underwriting Agreement and on each closing date under the Underwriting Agreement, and to the Dealers through the Effectiveness End Date on each date thereafter on which the Registration Statement or Prospectus is amended or supplemented

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            (other than, for the avoidance of doubt, any submission which is
            "furnished" and not "filed" under the Exchange Act) in accordance with the Underwriting Agreement (but with appropriate changes to reflect the delivery of such "comfort" letter as of such date on which the Registration Statement or Prospectus is amended or supplemented);

                  (E) cause to be delivered opinions and letters of counsel to the Underwriters and the Dealers on each closing date under the Underwriting Agreement and to the Dealers through the Effectiveness End Date on each date thereafter on which the Registration Statement or Prospectus is amended or supplemented (other than, for the avoidance of doubt, any submission which is "furnished" and not "filed" under the Exchange Act) for UTi in accordance with the Underwriting Agreement (but with appropriate changes to reflect the delivery of such opinions and letters of counsel as of such date on which the Registration Statement or Prospectus is amended or supplemented);

                  (F) cause to be delivered officers' certificates to the
            Underwriters and the Dealers on each closing date under the Underwriting Agreement and to the Dealers through the Effectiveness End Date on each date thereafter on which the Registration Statement or Prospectus is amended or supplemented (other than, for the avoidance of doubt, any submission which is "furnished" and not "filed" under the Exchange Act) in accordance with the Underwriting Agreement (but with appropriate changes to reflect the delivery of such officers' certificates as of such date on which the Registration Statement or Prospectus is amended or supplemented);

                  (G) upon reasonable demand by the Underwriters and the
            Dealers, make available at reasonable times for inspection by the Underwriters and the Dealers and attorneys or accountants for the Underwriters and the Dealers, all relevant financial and other records, pertinent corporate documents and properties of UTi (except as prohibited by law or contractual restriction; provided that UTi shall use its commercially reasonable efforts to obtain a waiver or consent and the Underwriters and the Dealers shall have agreed to any required confidentiality agreement in connection therewith) as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act customary in scope for underwritten offerings of equity securities, and cause UTi's officers, directors, managers and employees to supply all relevant information (except as prohibited by law or contractual restriction; provided

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            that UTi shall use its commercially reasonable efforts to obtain a waiver or consent and the Underwriters and the Dealers shall have agreed to any required confidentiality agreement in connection therewith) reasonably requested by any such Underwriter or Dealer, attorney or accountant in connection therewith (including without limitation the opportunity to speak with, and ask questions of, senior management, counsel and accountants to UTi); and

                  (H) promptly incorporate in the Registration Statement or
            Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information regarding the Dealers or the Underwriters as they may reasonably request to have included therein, including, without limitation, information relating to the plan of distribution of the Hedge Shares.

      SECTION 4 . Obligations Of Uniserv and the Dealers (subject to Section
10).

      Uniserv, and following the execution of the Underwriting Agreement, the Dealers agree that: (i) upon receipt of any notice from UTi of the occurrence of any event specified in Sections 3(a)(ii)(A), 3(a)(ii)(D), 3(a)(ii)(E) or 3(a)(iii) hereof or any notice of a Delay Period, they acknowledge that the Registration Statement will be suspended and they will not be permitted to sell any Shares pursuant to the Registration Statement, until they have received copies of the supplemented or amended Prospectus from UTi or until they are advised in writing by UTi that the use of the applicable Prospectus may be resumed, and they will notify and cause the Dealers and the Underwriters to suspend the use of the Prospectus and, if so directed by UTi, they will destroy all copies in their possession of the Prospectus included in such Registration Statement at the time of receipt of such notice and (ii) if applicable, they shall furnish to UTi such information regarding Uniserv, the Dealers, the Underwriters, the Merger, the Collar Transactions and the arrangements between them (and any changes to such information) as may be required by the Commission to be included in the Registration Statement and UTi shall have no obligation to cause the suspension of the registration statement to be lifted until such information has been furnished to UTi.

      SECTION 5 . Registration Expenses.

      Subject to the Company's indemnification obligations under the Underwriting Agreement and this Agreement, Uniserv shall bear and pay all out of pocket expenses incurred by it and UTi in connection with any registration, filing or qualification of Shares with respect to the Registration Statement or otherwise pursuant to this Agreement and the Underwriting Agreement, including without limitation (a) all registration, exchange, listing, accounting, filing,

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NASDAQ and NASD fees in connection therewith, (b) all fees and expenses incurred in connection with complying with securities or blue sky laws, including those incurred in connection with the registration of the Hedge Shares under the Securities Act and the qualification of the Hedge Shares for sale under state or blue sky laws, (c) all word processing, duplicating and printing expenses, messenger and delivery expenses, including those incurred in connection with the printing of the Prospectus, (d) the reasonable fees and expenses of Morgan Stanley & Co. Incorporated as financial advisor to the special committee of the board of directors of UTi (which fees, up to the amount of $1,300,000 (including fees previously paid to Morgan Stanley & Co Incorporated under the letter agreement between UTi and Uniserv dated November 18, 2004) and reasonable expenses, are deemed reasonable), (e) with the consent of Uniserv, which consent is not to be unreasonably withheld, other consultants, advisors and experts retained by UTi incurred or paid by, or on behalf of UTi, (f) the reasonable fees and disbursements of its counsel and of counsel for UTi (including all fees and disbursements of counsel and advisors for the special committee), UTi's independent public accountants, including those incurred with respect to obtaining "comfort letters" required by or incident to such performance and compliance, (g) any and all out of pocket travel expenses of UTi's officers and employees and any other expenses of UTi in connection with attending or hosting meetings with prospective purchasers of Hedge Shares, including the cost of any aircraft chartered in connection with attending or hosting such meetings, (h) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) and (i) any underwriting discounts and commissions and taxes of any kind (including, without limitation, transfer taxes) relating to any disposition, sale or transfer of Hedge Shares. Uniserv shall pay, within 10 days, all such expenses, fees and disbursements upon receipt of written demand by UTi, provided that UTi shall provide a reasonably detailed invoice therefor (setting forth in reasonable detail the nature of reimbursable expenses, fees or reimbursements) together with reasonable supporting documentation in connection with such written demand for reimbursement. UTi shall not be required to provide invoice detail or supporting documentation to the extent such detail or supporting documentation is reasonably determined by counsel to UTi to be information protected by attorney-client privilege.

      SECTION 6 . Indemnification.

      (a) The Company will indemnify and hold harmless Uniserv, its partners, members, directors, officers and its affiliates and each person, if any, who controls such person within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement

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thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, and will reimburse the foregoing for any out of pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives (to be defined in the Underwriting Agreement), any Dealer, the Affiliated Lenders or by Uniserv specifically for use therein as provided hereunder, in the Underwriting Agreement or any registration rights agreement or similar agreement entered into between UTi and the Affiliated Lenders; provided, further, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any of the foregoing in circumstances where the person asserting such losses, claims, damages or liabilities purchased the Offered Securities concerned to the extent that a prospectus relating to such Offered Securities was required to be delivered by an Underwriter or Dealer, Uniserv, any Affiliated Lender or any selling shareholder under the Act in connection with such purchase and any such loss, claim, damage or liability results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities, a copy of the Prospectus (as amended or supplemented) in which such untrue statement or omission shall have been corrected, if the Company had previously furnished copies thereof to the Underwriters, Dealers, Uniserv, any Affiliated Lender or any selling shareholder, as applicable, in accordance with its obligations hereunder (such circumstances are herein referred to as a "PROSPECTUS DELIVERY EVENT");

      (b) Uniserv will indemnify and hold harmless the Company, its partners, members, directors, officers, employees and its affiliates and each person, if any, who controls such person within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of any

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prospectus) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Uniserv specifically for use therein and identified in the Underwriting Agreement as such information and agreed to by both parties in their sole discretion or (ii) relates to the Merger, the Collar Transactions or the Loans, other than losses, claims, damages, and liabilities attributable to a decline in the Company's stock price resulting primarily from the announcement by the Company of the transactions contemplated by those agreements. Uniserv will reimburse the foregoing for any out of pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      SECTION 7 . Termination.

      The registration rights granted under this Agreement and UTi's obligations hereunder shall terminate upon the earlier of (i) the date the Plan of Merger is terminated for any reason or the proposed transaction is otherwise abandoned for any reason, (ii) December 16, 2004 unless the Plan of Merger is approved by the members (shareholders) of Uniserv by such date as required therein, (iii) December 23, 2004 unless the Operative Date (as defined in the Plan of Merger) has occurred by such date, (iv) the date that the Resolutive Condition (as defined in the Plan of Merger) is exercised, (v) January 29, 2005, if the Offered Shares Closing Date has not occurred on such date, (vi) a breach by the Underwriters, Dealers or Uniserv of the securities laws or of any of their material obligations under the Underwriting Agreement or hereunder or (vii) the Effectiveness End Date. Such termination shall not modify or affect Uniserv's obligations under Section 5 or Section 6 hereof, which shall survive such termination.

      SECTION 8 . Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW RULES THEREOF.

      SECTION 9 . Submission To Jurisdiction.

      Each of UTi and Uniserv hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Uniserv irrevocably appoints CT Corporation, 111 Eighth Avenue, New York, NY 10011, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to Uniserv by the person serving the same to the

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address provided below, shall be deemed in every respect effective service of process upon Uniserv in any such suit or proceeding. Uniserv further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect until the end of the Effectiveness Period.

      SECTION 10 . Third Party Beneficiaries.

      On and following the initial closing date under the Underwriting Agreement, the Dealers shall become third party beneficiaries to the agreements made hereunder by UTi, and, in addition to Uniserv, shall have the right to enforce such agreements directly provided that they have agreed to perform and do perform the obligations hereunder or as expressly provided herein with respect to themselves.

      SECTION 11 . Uniserv Representations.

      In order to induce UTi to enter into this Agreement, Uniserv represents and warrants to, and agrees with, UTi that (a) the Plan of Merger has been duly and validly executed by the parties thereto, (b) as of the date hereof, all material consents, approvals and authorizations required by any governmental agency or body, or court, including JSE approval and Exchange Control approval in connection with the transactions contemplated by the Plan of Merger will have been obtained by Uniserv, (c) as of the date hereof, all corporate authorizations relating to the Plan of Merger will have been obtained (other than any approval of the Plan of Merger by the Uniserv shareholders), (d) it will mail the Notice of Merger Meeting and Explanatory Statement to Uniserv shareholders as of the date hereof and (e) it will provide, all information related to itself, the Merger, the Collar Transactions and the Loans that is required to be included in the Registration Statement and Prospectus so that such documents with respect to such information do not contain an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to such information in light of the circumstances under which they were made, in the case of any prospectus) not misleading.

      SECTION 12 . Remedies.

      Each of UTi and Uniserv acknowledges and agrees (i) that any failure by it to comply with its obligations under this Agreement will result in material irreparable injury to the other party and the Dealer for which there is no adequate remedy at law; (ii) that it will not be possible to measure damages for such injuries precisely; and (iii) that, in the event of any such failure, such party or the Dealers may obtain such relief as may be required to specifically enforce its obligations under this Agreement. To the extent permitted by law, UTi further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding anything to the contrary herein, UTi

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may not specifically enforce any provision with Uniserv to the extent Uniserv, as a result of such enforcement, shall be required to proceed with any transaction contemplated hereby.

      SECTION 13 . Counterparts.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      SECTION 14 . Notices.

      All communications hereunder will be in writing and, if sent to the Underwriters or the Dealers made in the manner set forth in the separate letter identifying the Dealers.

or, if sent to Uniserv, will be mailed, delivered or telegraphed and confirmed to it at:

      United Service Technologies Limited
      First Floor
      Bank of Nova Scotia
      Road Town, Tortola
      British Virgin Island
      Attention:

or, if sent to UTi, will be mailed, delivered or telegraphed and confirmed to it at

      UTi Worldwide Inc.
      c/o UTi, Services, Inc.
      19500 Rancho Way, Suite 116
      Rancho Dominguez, CA 90220
      USA
      Attention:  Roger I. MacFarlane

      Please confirm your agreement to the foregoing by signing and returning to us the enclosed duplicate of this Agreement.

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

                                        Very truly yours,

                                        UNITED SERVICE TECHNOLOGIES LTD.

                                        By: /S/ EDWARD SOUTHEY
                                            ----------------------
                                            Name:  Edward Southey
                                            Title: Director

Acknowledged and agreed to
as of the date first above written,

UTi WORLDWIDE INC.

By: /S/ LAWRENCE R. SAMUELS
    -------------------------------
    Name:  Lawrence R. Samuels
    Title: Chief Financial Officer

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